UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report:          October 29, 2004
                (Date of earliest event reported)



                    Allen Organ Company
   (Exact name of registrant as specified in its charter)


        Pennsylvania            0-275           23-1263194
(State or other jurisdiction   (Commission     (IRS Employer
  of incorporation)            File Number)  Identification No.)


150 Locust Street, P.O. Box 36, Macungie, Pennsylvania 18062-0036
 (Address of principal executive offices)              (Zip Code)


                        610-966-2200
          (Registrants telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Allen Organ Company (NASDAQ - AORGB) Macungie, PA today announced that, because greater than 97% of the voting stock is held and controlled by one shareholder, it is a "Controlled Company" as defined in NASDAQ Marketplace rule 4350(c)(5). Accordingly, the Company is relying on the Controlled Company exemption from NASDAQ Marketplace Rule 4350(c), which sets forth requirements for independent directors and independent Board committees. The Controlled Company exemption does not affect NASDAQ rules relating to Audit Committee requirements, including the requirement that the Audit Committee be comprised of at least three independent directors.




                         Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                     ALLEN ORGAN COMPANY

Date:   October 29, 2004            /s/ STEVEN MARKOWITZ
                                   Steven Markowitz, President